                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                          EUROPE
                                                                     GROWTH FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Funds' management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of  December  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

MESSAGE FROM THE CHAIRMAN


Dear Shareholder,

Nineteen ninety-seven has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of 1997. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,


/s/William J. Guilfoyle

William J. Guilfoyle

Chairman of the Board and President
GT Global Mutual Funds

[GRAPHIC]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The GT Global Europe Growth Fund seeks long-term capital growth by investing primarily in the equity securities of issuers from European countries. Over the long term, we tend to favor growth-oriented companies increasing their share of market capitalization.


GT GLOBAL EUROPE GROWTH FUND
PERFORMANCE SUMMARY

              [Edgar representation of graph]

         GT Global Europe Growth Fund        MSCI Europe Index
7/19/08            9525                             10000
                   9535                             10191
                   9563                             10717
                   10068                            10897
                   10954                            12111
                   11763                            13063
                   12992                            13637
                   12897                            13902
                   13907                            15559
                   15059                            16837
                   16116                            18408
                   14621                            16786
                   15288                            17524
                   15859                            17380
                   17278                            19328
                   16659                            18110
                   16678                            18227
                   17831                            19210
                   18317                            19700
                   19421                            20577
                   20498                            21319
                   21210                            22379
                   22050                            23263
                   22373                            23141
                   22778                            23809
                   24175                            24617
                   25187                            24829
                   26077                            24999
                   19560                            20254
                   18643                            19371
                   19523                            20507
                   18945                            19674
                   19775                            20840
                   19913                            21422
                   20077                            21829
                   19737                            21430
                   20139                            21222
                   19901                            21278
                   19285                            20320
                   20224                            21433
                   21437                            23428
                   21315                            23725
                   21692                            23860
                   22962                            24734
                   22655                            24462
                   23199                            24648
                   24426                            25341
                   24161                            24052
                   24984                            25053
                   26742                            28012
                   27342                            27671
                   28374                            28156
                   26226                            26320
                   27956                            27792
                   30522                            30793
                   30355                            30722
                   29853                            29997
                   31164                            30432
                   30271                            29636
                   31555                            32061
                   32392                            33200
                   33815                            34612
                   29490                            31192
                   25668                            27532
                   27035                            29866
                   26505                            30179
                   26031                            29756
                   26533                            30771
2/28/91            28542                            33477
                   27760                            31245
                   27286                            30929
                   27732                            31854
                   26282                            29191
                   27230                            31226
                   27230                            31808
                   27147                            32774
                   26114                            32098
                   25110                            31357
                   27157                            33821
                   27044                            33824
                   27242                            33969
                   26647                            32793
                   27695                            34615
                   28601                            36599
                   27723                            35931
                   26506                            34662
                   26279                            34564
                   24410                            34008
                   23079                            31648
                   23759                            31646
                   24099                            32385
                   24127                            32452
                   24495                            32836
                   25373                            34537
                   26109                            35312
                   26534                            35704
                   26647                            35194
                   27355                            35326
                   29592                            38437
                   28459                            38330
                   29592                            39938
                   28771                            39088
                   30923                            42034
                   33062                            44186
                   31465                            42633
                   30010                            41439
                   31151                            43168
                   29496                            41345
                   28983                            40925
                   30837                            43083
                   31322                            44463
                   29867                            42714
                   30723                            44589
                   29325                            42895
                   29129                            43153
                   28432                            42830
                   28490                            43815
                   27851                            45865
                   29100                            47349
                   29738                            48335
                   30261                            48808
                   31975                            51370
                   31103                            49401
                   32149                            50911
                   31800                            50689
                   31626                            51067
                   31999                            52703
                   32117                            53064
                   33441                            54049
                   34470                            54714
                   34911                            55129
                   35911                            55573
                   36529                            56204
                   34294                            55520
                   35499                            57187
                   36146                            58409
                   36411                            59785
                   37764                            62834
                   38274                            64070
                   38511                            64262
                   39105                            65130
                   39818                            67253
                   38719                            66938
                   39966                            69816
                   41926                            73328
                   42460                            76783
                   39729                            72414
                   43440                            79456
                   41451                            75570
                   41599                            76749
12/31/97           42559                            79574



The chart above shows performance of GT Global Europe Growth Fund Class A shares since the Fund's inception, versus the MSCI Europe Index. This represents a cumulative return of 325.59% and an average annual total return of 12.33% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $15,977 on December 31, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $14,460 on December 31, 1997.



AVERAGE ANNUAL TOTAL RETURNS%(1)

DECEMBER 31, 1997


SHARE CLASS                          WITHOUT SALES CHARGE(2)                         WITH SALES CHARGE

                         1-YEAR      5-YEAR     10-YEAR          LOF      1-YEAR        5-YEAR     10-YEAR        LOF
                        ----------------------------------------------------------------------------------------------
CLASS A(3)                  11.20       12.05       8.10        12.77       5.92        10.96       7.58        12.33
CLASS B(3)                  10.55        N/A         N/A        10.66       5.55          N/A        N/A        10.37
ADVISOR CLASS(4)            11.64        N/A         N/A        15.33        N/A          N/A        N/A           N/A

HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)

              1988       1989          1990        1991         1992       1993          1994      1995       1996       1997
CLASS A      11.11        40.71       -14.72      4.33        -11.26       28.32         -5.80     9.86      19.61      11.20
CLASS B       N/A         N/A          N/A          N/A         N/A        20.50(3)      -6.38     9.20      18.79      10.55



(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations (Class A shares) on July 19, 1985; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH THE MANAGEMENT TEAM


Q HOW DID THE FUND PERFORM?

A Overall, European markets enjoyed a strong year, although returns over the second half of the year were considerably more mixed. Against this backdrop, the Fund returned a total of 11.20% for Class A shares (5.92% including the maximum 4.75% sales charge) over the 12-month period to December 31, 1997; total return for Class B shares over the same period was 10.55% (5.55% including the 5% maximum contingent deferred sales charge). The Morgan Stanley Capital International (MSCI) Europe Index(5) returned 24.20% over the same period.

During the course of 1997, a "nifty 10" phenomena was apparent in European markets, where the stocks of the 10 largest companies contributed to a majority of the markets' positive performance. And, as overall market performance was generally driven by large index constituents, the Fund's bias toward mid-cap growth companies caused it to underperform its benchmark.

In terms of stocks, Gucci was a major underperformer for the Fund due to concerns about the impact of a weak yen on Japanese spending and resulting effects on demand for Gucci's luxury products. We believe, however, that long-term prospects for the company, which has retained a high level of profitability and is still growing its brand globally, continue to be sound. Other disappointments included Castorama, the do-it-yourself home repair tools, materials and equipment chain, and Premier Farnell,(6) the electrical distributor. Both were negatively impacted by weak European growth.

On the other hand, several companies we noted in the semiannual report as examples of holdings we found attractive did indeed perform well, including Alcatel, France's dominant supplier of telecommunications equipment, and Akzo Nobel, the Dutch chemicals and pharmaceuticals company. Both were beneficiaries of restructuring activities. Additionally, Dassault Systems,6 a European global leader in the software niche of CAD (computer-aided design) software performed well, thanks to strong revenue growth and its strategic acquisitions of smaller U.S. software companies.

 Q WHAT ARE YOU DOING TO SEEK BETTER FUND PERFORMANCE IN THE FUTURE?

A The Fund has reduced its exposure to small and medium-sized companies as we forecast large cap outperformance to continue. Currently, we hold only one company with a market capitalization below $1billion-Genset. We believe this leading DNA technology company has significant growth prospects as a value-added service provider to the pharmaceutical industry. We are also currently invested in stocks of medium-sized companies whose market positioning and valuations we find more attractive relative to global peers. This is also the case for our holdings in oil services companies such as PGS, a world leader in marine seismic survey data, and Coflexip, a world leader in flexible pipes for deep water exploration. We believe this selective approach to investing in mid cap companies can potentially enhance performance of the Fund.

 Q WHAT IMPACT HAS THE DOWNTURN IN ASIA HAD ON EUROPEAN MARKETS?

A Europe has relatively little exposure to Asian growth and, therefore, the impact of the Asian crisis on absolute returns for equity markets has been minimal, although the crisis did cause price volatility. Exceptions included the markets of Sweden and Finland, which are largely correlated with the movements of their telecommunications sectors. We maintain, however, that mobile equipment companies have been unfairly hit by concerns of slowing Asian demand and view this, instead, as an opportunity. We have used weakness in stock prices to buy Nokia, the leading mobile equipment company, which we believe should report strong earnings progress for the foreseeable future as mobile penetration rates rise in most countries.

Implications of slower growth in Asia may also be felt through weaker commodity prices and we have avoided companies (steel and paper, for example) exhibiting what we feel is considerable earnings risk.



                                                                   CONTINUED P.4


(5) The MSCI Europe Index is an arithmetic average, weighted by market value, of the performance of 566 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) Premier Farnell, Castorama and Dassault Systems were sold prior to December 31, 1997.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

 Q WHAT IMPLICATIONS DO YOU SEE FOR EUROPEAN MONETARY UNION IN 1998?

A We believe monetary union is likely to go forward in May 1998. This possibility was priced into bond and equity markets in 1997, as yields in peripheral countries such as Spain have converged with German levels. If monetary union is delayed or canceled, the impact could be negative for Spain and Italy, where bond yields would rise sharply.

However, in this event, we believe the Fund currently is well positioned relative to the European market. The Fund currently has no exposure to Spanish equities and is overweighted in Switzerland and the Netherlands, which we think could be relative winners. The Fund also has substantial exposure to the UK equity market, which we feel offers good value and is home to some excellent financial services and health care companies.

 Q WHAT TYPES OF COMPANIES DO YOU BELIEVE WILL PERFORM WELL IN THE YEAR AHEAD?

A We expect further progress in equity markets to be driven by corporate earnings growth. We therefore favor companies with visible and improving earnings growth, such as the Swiss drug company Roche, and the Swiss food and drinks company Nestle. In fact, Nestle is among a select group of stable growth companies we believe still have capacity to rerate.

Q COULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?

A The Fund is currently concentrated in a number of companies we believe offer visible and superior growth rates relative to the market. In general, we seek to invest in sectors likely to undergo consolidation and experience improving profitability, such as health care, banking and consumer products companies. We also favor segments benefiting from a prolonged investment cycle and those expected to grow strongly over the next three years, such as oil services companies.

On the other hand, we continue to avoid sectors likely to suffer persistent price deflation, such as commodities and capital goods.

Going forward, as valuations become compelling relative to developed markets, we intend to invest in new markets in eastern and southern Europe. Portugal, for instance, is a market we have found attractive and has been a profitable area of investment for the Fund over the last 12 months.

Q WHAT IS YOUR OUTLOOK OVER THE LONGER TERM?

A We feel the Fund is well positioned to take advantage of opportunities in the European marketplace over the coming year. Currently, the Fund is concentrated in companies with visible earnings growth and those we believe have the ability to rerate substantially against their global peers.

We believe consolidation and restructuring will continue to be key themes for Europe. Europe is still a very fragmented marketplace, with few companies ranking highly within their global industries. Already in the past year, we witnessed a considerable pickup in merger and acquisition activity.

Two of three large Swiss banks, for example combined to form United Bank of Switzerland (UBS), now the largest global asset manager and the leading European investment bank. Where costs overlap and the potential to strengthen competitive positions exists, we believe these deals stand to enhance returns to shareholders. The Fund is currently invested in Swiss Bank Corp., and we estimate that over 20% cost savings are likely to be achieved as a result of its consolidation with UBS.

Industries still exist that yield very low returns in Europe compared to their U.S. peers, specifically banks, food and drinks producers and insurers. We


                                                                   CONTINUED P.5


GEOGRAPHIC ALLOCATION OF NET ASSETS %

DECEMBER 31, 1997
     Austria                         0.3
     Denmark                         2.0
     Finland                         6.1
     France                         14.4
     Germany                         3.5
     Italy                           5.3
     Netherlands                    16.7
     Norway                          3.2
     Portugal                        2.2
     Sweden                          7.2
     Switzerland                    14.1
     United Kingdom                 21.8
     U.S., Short Term & Other        3.2
find many of these companies attractive because they tend to have managements committed to improving returns with few structural impediments. Toward the end of the reporting period we purchased BNP, the French retail and corporate banking group, which has low but improving profitability. French bank valuations are at low levels, reflecting historically low levels of profitability. The entire French-quoted banking sector is only valued at 1.0% of the MSCI Europe Index, which compares to 1.5% for Lloyds TSB, the most profitable retail franchise in the UK market. Overall, we believe European markets will continue to provide attractive returns over the next year, boosted by consolidation and increasing emphasis on the creation of shareholder value.



SECTOR ALLOCATION OF NET ASSETS %

DECEMBER 31, 1997

Finance                             29.2
Energy                              14.3
Services                            14.0
Health Care                         10.6
Technology                           7.6
Consumer Non-Durables                7.2
Capital Goods                        7.1
Materials/Basic Industry             6.0
Short Term & Other                   4.0

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.


TOTAL EUROPEAN MERGER & ACQUISITION VOLUME
1988 - 1997

[Edgar representation of graph]

1988        152
1989        211
1990        235
1991        182
1992        168
1993        169
1994        150
1995        279
1996        325
1997        508


WE BELIEVE CORPORATE MERGER AND ACQUISITION (M&A) ACTIVITY WILL BE ONE OF THE MAIN DRIVERS OF IMPROVED CORPORATE PROFITABILITY IN EUROPE. THE VOLUME OF M&A ACTIVITY REACHED NEW LEVELS IN 1997 AND WE BELIEVE IT WILL CONTINUE.

Source: JP Morgan, February 1998

GT Global Europe Growth Fund

KEY PORTFOLIO HOLDINGS(7)

                                                                                                                % of
                                                                                           Country            Net Assets
                                                                                           -------            ----------
CIBA SPECIALTY CHEMICALS AG  The company develops, manufactures and markets                Switzerland            4.0
chemical products for plastics, coatings, fibers, fabrics and other materials.
Such products include additives for plastics, brighteners for detergents, polymers for adhesives and dyes for textiles.

ING GROEP N.V.  This international financial service group of companies offers a           Netherlands            3.9
wide range of financial services to individuals, corporations and other institutions.  The company's services include commercial, savings and investment banking, as well as life, property and commercial insurance.

NOKIA  Develops and manufactures mobile phones, networks and systems for                   Finland                3.8
cellular and fixed networks.  Nokia also develops and supplies access networks, multimedia equipment and other telecom related products.  The Company operates in 45 countries and sells its products worldwide.

FORENINGSSPARBANKEN  The Company consists of a group of local savings banks                Sweden                 3.4
located throughout Sweden.  The Bank provides services to private customers, farmers, small and medium size companies, communities and organizations as well as to a limited number of large corporations.

VNU(VERENIGDE NEDERLANDSE UITGEVERSBEDRIJVEN VERENIGD  An international company            Netherlands            3.3
that publishes materials of consumer and professional information.  The Company publishes and distributes consumer and professional magazines, regional newspapers, trade magazines and educational textbooks.  VNU operates commercial broadcasting in The Netherlands and Belgium.

ALCATEL ALSTHOM COMPAGNIE GENERALE D' ELECTRICITE  Develops, produces and                  France                 3.3
distributes telecommunication equipment and systems for public network, business and residential applications.

ROCHE  HOLDING AG  Develops and manufactures pharmaceutical and chemical                   Switzerland            3.2
products. Roche distributes its products throughout Europe, the United States,
Asia and Latin America.

BAAN COMPANY N.V.  Provides business management software. Baan's software is an            Netherlands            3.2
open system which can be reconfigured in response to changes in production and operational processes.

TELECOM ITALIA SPA  The financial parent company for companies operating in the            Italy                  3.2
field of telecommunications, manufacturing, electronics and network construction.  The company's subsidiaries are also active in publishing, telematics information services and auxiliary services.

PETROLEUM GEO-SERVICES ASA  An oilfield service company. Petroleum operates                Norway                 3.2
worldwide and has two headquarters, one in Texas and one in Norway.


Source: Bloomberg, January, 1998.

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
EUROPE
GROWTH FUND

FINANCIAL
STATEMENTS

                          GT GLOBAL EUROPE GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Europe Growth Fund, one of the funds organized as a series of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Europe Growth Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                                       F1

                          GT GLOBAL EUROPE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (29.2%)
  ING Groep N.V. ............................................   NETH          449,610   $ 18,940,753         3.9
    OTHER FINANCIAL
  ForeningsSparbanken AB ....................................   SWDN          732,160     16,649,643         3.4
    BANKS-REGIONAL
  Schweizerischer Bankverein (Swiss Bank Corp.) .............   SWTZ           44,940     13,968,753         2.8
    BANKS-MONEY CENTER
  General Accident PLC ......................................   UK            729,800     12,642,677         2.6
    INSURANCE - PROPERTY-CASUALTY
  Axa - UAP .................................................   FR            161,800     12,519,774         2.6
    INSURANCE - MULTI-LINE
  Lloyds TSB Group PLC ......................................   UK            949,000     12,263,760         2.5
    BANKS-REGIONAL
  National Westminster Bank PLC .............................   UK            658,000     10,934,253         2.2
    BANKS-MONEY CENTER
  Banque Nationale de Paris .................................   FR            203,000     10,790,014         2.2
    BANKS-MONEY CENTER
  Unidanmark AS "A" .........................................   DEN           136,300     10,007,284         2.0
    BANKS-REGIONAL
  Svenska Handelsbanken, Inc. "A" Free ......................   SWDN          288,900      9,991,061         2.0
    BANKS-MONEY CENTER
  Nordbanken Holding AB .....................................   SWDN        1,344,033      7,602,878         1.5
    OTHER FINANCIAL
  Abbey National PLC ........................................   UK            419,253      7,510,756         1.5
    BANKS-SUPER REGIONAL
                                                                                        ------------
                                                                                         143,821,606
                                                                                        ------------
Energy (14.3%)
  Petroleum Geo-Services ASA-/- .............................   NOR           249,800     15,735,300         3.2
    ENERGY EQUIPMENT & SERVICES
  Total S.A. "B" ............................................   FR            118,000     12,842,070         2.6
    OIL
  Shell Transport & Trading Co., PLC ........................   UK          1,534,000     11,083,087         2.3
    OIL
  Viag AG ...................................................   GER            19,990     10,770,259         2.2
    ELECTRICAL & GAS UTILITIES
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY        1,790,700     10,231,703         2.1
    OIL
  Coflexip - ADR{\/} ........................................   FR            171,610      9,524,355         1.9
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                          70,186,774
                                                                                        ------------
Services (14.0%)
  VNU (Verenigde Nederlandse Uitgeversbedrijven Verenigd
   Bezit) ...................................................   NETH          573,300     16,176,381         3.3
    BROADCASTING & PUBLISHING
  Telecom Italia SpA ........................................   ITLY        2,465,000     15,777,115         3.2
    TELEPHONE NETWORKS
  Vodafone Group PLC ........................................   UK          1,650,000     11,894,089         2.4
    WIRELESS COMMUNICATIONS
  Telecel - Comunicacaoes Pessoais S.A.-/- ..................   PORT          103,383     11,018,156         2.2
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                                       F2

                          GT GLOBAL EUROPE GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Koninklijke Ahold N.V. ....................................   NETH          386,359   $ 10,082,079         2.1
    RETAILERS-FOOD
  Kuoni Reisen Holdings "B" - Registered ....................   SWTZ            1,061      3,977,116         0.8
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          68,924,936
                                                                                        ------------
Health Care (10.6%)
  Roche Holding AG ..........................................   SWTZ            1,600     15,889,361         3.2
    PHARMACEUTICALS
  Nycomed Amersham PLC ......................................   UK            253,300      9,408,286         1.9
    PHARMACEUTICALS
  Genset: ...................................................   FR                 --             --         1.8
    BIOTECHNOLOGY
    ADR-/- {\/} .............................................   --            393,667      7,774,923          --
    Common-/- ...............................................   --             14,900        891,252          --
  Glaxo Wellcome PLC ........................................   UK            363,639      8,598,361         1.8
    PHARMACEUTICALS
  Schering AG ...............................................   GER            63,630      6,138,340         1.3
    PHARMACEUTICALS
  Incentive AB "A" ..........................................   SWDN           15,760      1,419,659         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Nearmedic Ltd.-/- .........................................   ASTRI         618,200      1,272,722         0.3
    PHARMACEUTICALS
  M.L. Laboratories PLC-/- ..................................   UK            141,507        191,697          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          51,584,601
                                                                                        ------------
Technology (7.6%)
  Baan Company N.V.-/- {\/} .................................   NETH          478,400     15,787,200         3.2
    SOFTWARE
  TT Tieto Oy "B" ...........................................   FIN           101,828     11,460,254         2.3
    COMPUTERS & PERIPHERALS
  Misys PLC .................................................   UK            337,828     10,151,482         2.1
    SOFTWARE
                                                                                        ------------
                                                                                          37,398,936
                                                                                        ------------
Consumer Non-Durables (7.2%)
  Cadbury Schweppes PLC .....................................   UK          1,236,700     12,458,382         2.5
    BEVERAGES - NON-ALCOHOLIC
  Nestle S.A. - Registered ..................................   SWTZ            8,100     12,139,463         2.5
    FOOD
  Gucci Group - NY Registered Shares{\/} ....................   NETH          260,550     10,910,531         2.2
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          35,508,376
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                          GT GLOBAL EUROPE GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (7.1%)
  Nokia AB "A" ..............................................   FIN           269,400   $ 18,844,695         3.8
    TELECOM EQUIPMENT
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR            127,200     16,168,148         3.3
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          35,012,843
                                                                                        ------------
Materials/Basic Industry (6.0%)
  Ciba Specialty Chemicals AG-/- ............................   SWTZ          166,000     19,775,431         4.0
    CHEMICALS
  Akzo Nobel N.V. ...........................................   NETH           55,500      9,571,231         2.0
    CHEMICALS
                                                                                        ------------
                                                                                          29,346,662
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $412,654,262) ................                            471,784,734        96.0
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Union Bank of Switzerland Roche Warrants "C", expire 7/98
   (cost $3,431,328) ........................................   SWTZ          481,700      3,644,246         0.8
                                                                                        ------------       -----
    PHARMACEUTICALS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of 5.80%, collateralized by $15,920,000 U.S. Treasury Notes, 5.75%
   due 12/31/98 (market value of collateral is $15,934,933,
   including accrued interest). (cost $15,622,000) ..........                             15,622,000         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $431,707,590)  * ....................                            491,050,980       100.0
Other Assets and Liabilities ................................                                202,831          --
                                                                                        ------------       -----

NET ASSETS ..................................................                           $491,253,811       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $431,707,590 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  65,811,221
                 Unrealized depreciation:            (6,467,831)
                                                  -------------
                 Net unrealized appreciation:     $  59,343,390
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F4

                          GT GLOBAL EUROPE GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Austria (ASTRI/ATS) ..................    0.3                                   0.3
Denmark (DEN/DKK) ....................    2.0                                   2.0
Finland (FIN/FIM) ....................    6.1                                   6.1
France (FR/FRF) ......................   14.4                                  14.4
Germany (GER/DEM) ....................    3.5                                   3.5
Italy (ITLY/ITL) .....................    5.3                                   5.3
Netherlands (NETH/NLG) ...............   16.7                                  16.7
Norway (NOR/NOK) .....................    3.2                                   3.2
Portugal (PORT/PTE) ..................    2.2                                   2.2
Sweden (SWDN/SEK) ....................    7.2                                   7.2
Switzerland (SWTZ/CHF) ...............   13.3         0.8                      14.1
United Kingdom (UK/GBP) ..............   21.8                                  21.8
United States (US/USD) ...............                               3.2        3.2
                                        ------      -----          -----      -----
Total  ...............................   96.0         0.8            3.2      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $491,253,811.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GT GLOBAL EUROPE GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $431,707,590) (Note 1)..........................  $491,050,980
  U.S. currency.................................................................  $      317
  Foreign currencies (cost $18,334,892).........................................  18,199,857   18,200,174
                                                                                  ----------
  Receivable for securities sold............................................................   19,572,716
  Receivable for Fund shares sold...........................................................    1,953,987
  Dividends and dividend withholding tax reclaims receivable................................      186,252
  Interest receivable.......................................................................        2,517
                                                                                              -----------
    Total assets............................................................................  530,966,626
                                                                                              -----------
Liabilities:
  Payable for Fund shares repurchased.......................................................   33,388,567
  Payable for securities purchased..........................................................    5,169,750
  Payable for investment management and administration fees (Note 2)........................      415,152
  Payable for transfer agent fees (Note 2)..................................................      256,798
  Payable for service and distribution expenses (Note 2)....................................      195,095
  Payable for printing and postage expenses.................................................      113,320
  Payable for custodian fees................................................................       26,846
  Payable for registration and filing fees..................................................       17,663
  Payable for professional fees.............................................................       17,272
  Payable for fund accounting fees (Note 2).................................................       10,165
  Payable for Trustees' fees and expenses (Note 2)..........................................        3,013
  Other accrued expenses....................................................................       99,174
                                                                                              -----------
    Total liabilities.......................................................................   39,712,815
                                                                                              -----------
Net assets..................................................................................  $491,253,811
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value and redemption price per share ($407,003,587 DIVIDED BY 28,420,611 shares
 outstanding)...............................................................................  $     14.32
                                                                                              -----------
                                                                                              -----------
Maximum offering price per share (100/95.25 of $14.32) *....................................  $     15.03
                                                                                              -----------
                                                                                              -----------
Class B:+
Net asset value and offering price per share ($81,010,803 DIVIDED BY 5,763,649 shares
 outstanding)...............................................................................  $     14.06
                                                                                              -----------
                                                                                              -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($3,239,421
 DIVIDED BY 224,847 shares outstanding).....................................................  $     14.41
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $427,588,285
  Accumulated net realized gain on investments and foreign currency transactions............    4,527,954
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................     (205,818)
  Net unrealized appreciation of investments................................................   59,343,390
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $491,253,811
                                                                                              -----------
                                                                                              -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GT GLOBAL EUROPE GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,472,615)............................  $ 6,804,153
  Interest income...........................................................................    1,008,013
                                                                                              -----------
    Total investment income.................................................................    7,812,166
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    5,228,246
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 1,554,410
    Class B....................................................................      910,363    2,464,773
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,655,972
  Custodian fees............................................................................      433,551
  Fund accounting fees (Note 2).............................................................      138,072
  Registration and filing fees..............................................................      126,714
  Printing and postage expenses.............................................................      112,239
  Audit fees................................................................................       38,142
  Legal fees................................................................................       20,986
  Trustees' fees and expenses (Note 2)......................................................        8,387
  Other expenses (Note 1)...................................................................      497,313
                                                                                              -----------
    Total expenses before reductions........................................................   10,724,395
                                                                                              -----------
      Expense reductions (Notes 1 & 5)......................................................     (748,353)
                                                                                              -----------
    Total net expenses......................................................................    9,976,042
                                                                                              -----------
Net investment loss.........................................................................   (2,163,876)
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................  107,873,761
  Net realized loss on foreign currency transactions...........................     (728,823)
                                                                                 -----------
    Net realized gain during the year.......................................................  107,144,938
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................     (237,701)
  Net change in unrealized appreciation of investments.........................  (31,970,694)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (32,208,395)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................   74,936,543
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $72,772,667
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          GT GLOBAL EUROPE GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1997            1996
                                                                             --------------  --------------
Decrease in net assets
Operations:
  Net investment loss......................................................  $   (2,163,876) $   (1,938,485)
  Net realized gain on investments and foreign currency transactions.......     107,144,938      86,541,400
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies.......................................        (237,701)       (218,619)
  Net change in unrealized appreciation (depreciation) of investments......     (31,970,694)     23,691,090
                                                                             --------------  --------------
    Net increase in net assets resulting from operations...................      72,772,667     108,075,386
                                                                             --------------  --------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................        (368,261)     (4,360,146)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................         (76,445)       (815,186)
Advisor Class: (Note 1)
Distributions to shareholders:
  From net realized gain on investments....................................          (1,099)        (29,590)
                                                                             --------------  --------------
    Total distributions....................................................        (445,805)     (5,204,922)
                                                                             --------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   2,415,165,409   3,224,591,371
  Decrease from capital shares repurchased.................................  (2,538,538,626) (3,342,278,802)
                                                                             --------------  --------------
    Net decrease from capital share transactions...........................    (123,373,217)   (117,687,431)
                                                                             --------------  --------------
Total decrease in net assets...............................................     (51,046,355)    (14,816,967)
Net assets:
  Beginning of year........................................................     542,300,166     557,117,133
                                                                             --------------  --------------
  End of year *............................................................  $  491,253,811  $  542,300,166
                                                                             --------------  --------------
                                                                             --------------  --------------
 * Includes undistributed net investment income of.........................  $           --  $           --
                                                                             --------------  --------------
                                                                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          GT GLOBAL EUROPE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)    1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.89   $   10.88   $   10.03   $   10.84   $    8.51
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.04)      (0.03)       0.04        0.06        0.05
  Net realized and unrealized gain
   (loss) on investments................       1.48        2.16        0.95       (0.69)       2.36
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.44        2.13        0.99       (0.63)       2.41
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --       (0.10)      (0.05)      (0.06)
  From net realized gain on
   investments..........................      (0.01)      (0.12)      (0.04)         --          --
  In excess of net investment income....         --          --          --          --       (0.02)
  In excess of net realized gain on
   investments..........................         --          --          --       (0.13)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.01)      (0.12)      (0.14)      (0.18)      (0.08)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   14.32   $   12.89   $   10.88   $   10.03   $   10.84
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      11.20%      19.61%       9.86%       (5.8)%      28.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 407,004   $ 453,792   $ 483,375   $ 646,313   $ 854,701
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................      (0.29)%     (0.26)%      0.38%       0.61%        0.6%
  Without expense reductions............      (0.43)%     (0.32)%      0.32%       0.53%        N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.75%       1.82%       1.83%       1.73%        1.9%
  Without expense reductions............       1.89%       1.88%       1.89%       1.81%        N/A
Portfolio turnover rate++++.............        107%        123%        108%         91%         67%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0533   $  0.0277         N/A         N/A         N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                          GT GLOBAL EUROPE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993
                                                     YEAR ENDED DECEMBER 31,                   TO
                                          ----------------------------------------------  DECEMBER 31,
                                           1997 (D)    1996 (D)    1995 (D)    1994 (D)     1993 (D)
                                          ----------  ----------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.73   $   10.81   $    9.97   $   10.79     $    9.02
                                          ----------  ----------  ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.13)      (0.11)      (0.03)         --            --
  Net realized and unrealized gain
   (loss) on investments................       1.47        2.15        0.94       (0.69)         1.85
                                          ----------  ----------  ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       1.34        2.04        0.91       (0.69)         1.85
                                          ----------  ----------  ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............         --          --       (0.03)         --         (0.06)
  From net realized gain on
   investments..........................      (0.01)      (0.12)      (0.04)         --            --
  In excess of net investment income....         --          --          --          --         (0.02)
  In excess of net realized gain on
   investments..........................         --          --          --       (0.13)           --
                                          ----------  ----------  ----------  ----------  -------------
    Total distributions.................      (0.01)      (0.12)      (0.07)      (0.13)        (0.08)
                                          ----------  ----------  ----------  ----------  -------------
Net asset value, end of period..........  $   14.06   $   12.73   $   10.81   $    9.97     $   10.79
                                          ----------  ----------  ----------  ----------  -------------
                                          ----------  ----------  ----------  ----------  -------------

Total investment return (c).............      10.55%      18.79%       9.20%      (6.38)%        20.5%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  81,011   $  87,092   $  73,025   $  81,602     $  34,048
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................      (0.94)%     (0.91)%     (0.27)%     (0.04)%        (0.1)%(a)
  Without expense reductions............      (1.08)%     (0.97)%     (0.33)%     (0.12)%         N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.40%       2.47%       2.48%       2.38%          2.6%(a)
  Without expense reductions............       2.54%       2.53%       2.54%       2.46%          N/A
Portfolio turnover rate++++.............        107%        123%        108%         91%           67%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0533   $  0.0277         N/A         N/A           N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                          GT GLOBAL EUROPE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    ADVISOR CLASS+++
                                          -------------------------------------
                                           YEAR ENDED DECEMBER    JUNE 1, 1995
                                                   31,                 TO
                                          ----------------------  DECEMBER 31,
                                           1997 (D)    1996 (D)     1995 (D)
                                          ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.92   $   10.85     $   10.24
                                          ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........       0.01        0.01          0.08
  Net realized and unrealized gain
   (loss) on investments................       1.49        2.18          0.71
                                          ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       1.50        2.19          0.79
                                          ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............         --          --         (0.14)
  From net realized gain on
   investments..........................      (0.01)      (0.12)        (0.04)
  In excess of net investment income....         --          --            --
  In excess of net realized gain on
   investments..........................         --          --            --
                                          ----------  ----------  -------------
    Total distributions.................      (0.01)      (0.12)        (0.18)
                                          ----------  ----------  -------------
Net asset value, end of period..........  $   14.41   $   12.92     $   10.85
                                          ----------  ----------  -------------
                                          ----------  ----------  -------------

Total investment return (c).............      11.64%      20.21%         7.75%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   3,239   $   1,416     $     718
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................       0.06%       0.09%         0.73%(a)
  Without expense reductions............      (0.08)%      0.03%         0.67%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.40%       1.47%         1.48%(a)
  Without expense reductions............       1.54%       1.53%         1.54%(a)
Portfolio turnover rate++++.............        107%        123%          108%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0533   $  0.0277           N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                          GT GLOBAL EUROPE GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Europe Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

                                      F12

                          GT GLOBAL EUROPE GROWTH FUND

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1997, stocks with an aggregate value of approximately $19,959,963 were on loan to brokers. The loans were secured by cash collateral of $20,701,800, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1997, the Fund received securities lending fees of $541,865. Fees received from securities loaned were used to reduce the Fund's custodian and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate

                                      F13

                          GT GLOBAL EUROPE GROWTH FUND

fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.

For the year ended December 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $21,092,373 with a weighted average interest rate of 6.31%. Interest expense for the year ended December 31, 1997, was $465,718, included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1997, GT Global retained $4,461 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $15,594 for the year ended December 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC's, in accordance with the Fund's current prospectus. During the year ended December 31, 1997, GT Global collected CDSC's in the amount of $501,201. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective January 1, 1998, the Manager and GT Global have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For

                                      F14

                          GT GLOBAL EUROPE GROWTH FUND

performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.
The Company pays each of its Trustees who is not an employee, officer or director of GT Capital, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $540,359,758 and $667,512,449, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.
4. CAPITAL SHARES
At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:
                           CAPITAL SHARE TRANSACTIONS

                                                        YEAR ENDED                              YEAR ENDED
                                                    DECEMBER 31, 1997                       DECEMBER 31, 1996
                                          --------------------------------------  --------------------------------------
CLASS A                                        SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ----------------  --------------------  ----------------  --------------------
Shares sold.............................       146,863,882  $      2,008,141,712       247,661,557  $      2,968,073,960
Shares issued in connection with
  reinvestment of distributions.........            20,229               286,488           261,336             3,297,924
                                          ----------------  --------------------  ----------------  --------------------
                                               146,884,111         2,008,428,200       247,922,893         2,971,371,884
Shares repurchased......................      (153,681,853)       (2,115,903,158)     (257,136,969)       (3,090,222,730)
                                          ----------------  --------------------  ----------------  --------------------
Net decrease............................        (6,797,742) $       (107,474,958)       (9,214,076) $       (118,850,846)
                                          ----------------  --------------------  ----------------  --------------------
                                          ----------------  --------------------  ----------------  --------------------


                                                        YEAR ENDED                              YEAR ENDED
                                                    DECEMBER 31, 1997                       DECEMBER 31, 1996
                                          --------------------------------------  --------------------------------------
CLASS B                                        SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ----------------  --------------------  ----------------  --------------------
Shares sold.............................        25,162,463  $        340,605,118        15,643,994  $        188,596,754
Shares issued in connection with
  reinvestment of distributions.........             4,768                66,175            53,171               663,732
                                          ----------------  --------------------  ----------------  --------------------
                                                25,167,231           340,671,293        15,697,165           189,260,486
Shares repurchased......................       (26,243,592)         (357,657,223)      (15,609,973)         (188,238,304)
                                          ----------------  --------------------  ----------------  --------------------
Net increase (decrease).................        (1,076,361) $        (16,985,930)           87,192  $          1,022,182
                                          ----------------  --------------------  ----------------  --------------------
                                          ----------------  --------------------  ----------------  --------------------

                                                        YEAR ENDED                              YEAR ENDED
                                                    DECEMBER 31, 1997                       DECEMBER 31, 1996
                                          --------------------------------------  --------------------------------------
ADVISOR CLASS                                  SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ----------------  --------------------  ----------------  --------------------
Shares sold.............................         4,798,844  $         66,064,822         5,230,224  $         63,929,457
Shares issued in connection with
  reinvestment of distributions.........                77                 1,094             2,336                29,544
                                          ----------------  --------------------  ----------------  --------------------
                                                 4,798,921            66,065,916         5,232,560            63,959,001
Shares repurchased......................        (4,683,709)          (64,978,245)       (5,189,081)          (63,817,768)
                                          ----------------  --------------------  ----------------  --------------------
Net increase............................           115,212  $          1,087,671            43,479  $            141,233
                                          ----------------  --------------------  ----------------  --------------------
                                          ----------------  --------------------  ----------------  --------------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $206,488 under these arrangements.

6. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("LGT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. AMVESCAP is the holding company of the AIM and INVESCO asset management businesses.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

                                      F15

                          GT GLOBAL EUROPE GROWTH FUND

For its fiscal year ended December 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.2362 per share (representing an approximate total of $8,046,337). The total amount of taxes paid by the Fund to such countries was approximately $.0432 per share (representing an approximate total of $1,472,615).

                                      F16

                          GT GLOBAL EUROPE GROWTH FUND

                                     NOTES

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                          GT GLOBAL EUROPE GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND, INC.
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

          [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                    GT Global Europe Growth Fund
          EURAR802078M